Exhibit 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation
1.	1 SB Lessee LLC	Delaware
2.	2377 Collins Commercial Condominium Association, Inc.	Florida
3.	Airport Hotels LLC	Delaware
4.	Ameliatel LP	Delaware
5.	Arizona Vacation Ownership LLC	Delaware
6.	Beachfront Properties, Inc.	Virgin Islands
7.	Beach House TRS LLC	Delaware
8.	Benjamin Franklin Hotel, Inc.	Delaware
9.	BRE/Swiss LP	Delaware
10.	Calgary Charlotte Holdings Company	Nova Scotia
11.	Calgary Charlotte Partnership	Alberta, CN
12.	CCES Chicago LLC	Delaware
13.	CCFH Maui LLC	Delaware
14.	CCFS Atlanta LLC	Delaware
15.	CCFS Philadelphia LLC	Delaware
16.	CCHH Atlanta LLC	Delaware
17.	CCHH Burlingame LLC	Delaware
18.	CCHH Cambridge LLC	Delaware
19.	CCHH GHDC LLC	Delaware
20.	CCHH Host Capitol Hill LLC	Delaware
21.	CCHH Maui LLC	Delaware
22.	CCHH Reston LLC	Delaware
23.	CCHP Waikiki LLC	Delaware
24.	CCHI Singer Island LLC	Delaware
25.	CCMH Atlanta Suites LLC	Delaware
26.	CCMH Chicago CY LLC	Delaware
27.	CCMH Copley LLC	Delaware
28.	CCMH Coronado LLC	Delaware
29.	CCMH Costa Mesa Suites LLC	Delaware
30.	CCMH DC LLC	Delaware
31.	CCMH Denver Tech LLC	Delaware
32.	CCMH Denver West LLC	Delaware
33.	CCMH Downers Grove Suites LLC	Delaware
34.	CCMH Dulles AP LLC	Delaware
35.	CCMH Fin Center LLC	Delaware
36.	CCMH Fisherman’s Wharf LLC	Delaware
37.	CCMH Gaithersburg LLC	Delaware
38.	CCMH Houston Galleria LLC	Delaware
39.	CCMH Lenox LLC	Delaware
40.	CCMH Marina LLC	Delaware
41.	CCMH McDowell LLC	Delaware
42.	CCMH Metro Center LLC	Delaware
43.	CCMH Minneapolis LLC	Delaware

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

44.	CCMH Moscone LLC	Delaware
45.	CCMH Newark LLC	Delaware
46.	CCMH Newport Beach LLC	Delaware
47.	CCMH Newport Beach Suites LLC	Delaware
48.	CCMH O’Hare Suites LLC	Delaware
49.	CCMH Orlando LLC	Delaware
50.	CCMH Pentagon RI LLC	Delaware
51.	CCMH Philadelphia AP LLC	Delaware
52.	CCMH Philadelphia Mkt. LLC	Delaware
53.	CCMH Potomac LLC	Delaware
54.	CCMH Properties II LLC	Delaware
55.	CCMH Quorum LLC	Delaware
56.	CCMH Riverwalk LLC	Delaware
57.	CCMH San Diego LLC	Delaware
58.	CCMH Santa Clara LLC	Delaware
59.	CCMH Scottsdale Suites LLC	Delaware
60.	CCMH Tampa AP LLC	Delaware
61.	CCMH Tampa Waterside LLC	Delaware
62.	CCMH Times Square LLC	Delaware
63.	CCMH Westfields LLC	Delaware
64.	CCRC Amelia Island LLC	Delaware
65.	CCRC Buckhead/Naples LLC	Delaware
66.	CCRC Dearborn LLC	Delaware
67.	CCRC Marina LLC	Delaware
68.	CCRC Naples Golf LLC	Delaware
69.	CCRC Phoenix LLC	Delaware
70.	CCRC Tysons LLC	Delaware
71.	CCSH Atlanta LLC	Delaware
72.	CCSH Chicago LLC	Delaware
73.	Cincinnati Plaza LLC	Delaware
74.	City Center Hotel Limited Partnership	Minnesota
75.	CLMH Calgary, Inc.	Ontario
76.	CLMH Eaton Centre, Inc.	Ontario
77.	Don CeSar TRS LLC	Delaware
78.	Durbin LLC	Delaware
79.	East Camelback Residential LLC	Delaware
80.	East Side Hotel Associates, L.P.	Delaware
81.	Elcrisa S.A. de C.V.	Mexico
82.	Euro JV Manager LLC	Delaware
83.	GLIC, LLC	Hawaii
84.	Harbor-Cal S.D.	California
85.	Harbor-Cal S.D. Partner LLC	California
86.	HHR 42 Associates GP LLC	Delaware
87.	HHR 42 Associates, L.P.	Delaware
88.	HHR 42 Associates PP LLC	Delaware
89.	HHR AMW LLC	Delaware
90.	HHR Assets LLC	Delaware

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

91.	HHR Beach House LLC	Delaware
92.	HHR BT Rio de Janeiro Investimentos Hoteleiros Ltda.	Brazil
93.	HHR Calgary Holding ULC	British Columbia
94.	HHR Downtown Miami GP LLC	Delaware
95.	HHR Downtown Miami, L.P.	Delaware
96.	HHR FIP I LLC	Delaware
97.	HHR FIP II LLC	Delaware
98.	HHR FIP III LLC	Delaware
99.	HHR Fourth Avenue GP LLC	Delaware
100.	HHR Fourth Avenue Limited Partnership	Delaware
101.	HHR GHDC GP LLC	Delaware
102.	HHR GHDC Limited Partnership	Delaware
103.	HHR GHSF LLC	Delaware
104.	HHR HP Waikiki GP LLC	Delaware
105.	HHR HP Waikiki, L.P.	Delaware
106.	HHR HRCP LLC	Delaware
107.	HHR Harbor Beach LLC	Delaware
108.	HHR Hollywood GP LLC	Delaware
109.	HHR Hollywood Holdings L.P.	Delaware
110.	HHR JW Rio de Janeiro Investimentos Hoteleiros Ltda.	Brazil
111.	HHR Lauderdale Beach Limited Partnership	Delaware
112.	HHR Member II LLC	Delaware
113.	HHR Naples LLC	Delaware
114.	HHR Naples Golf LLC	Delaware
115.	HHR Nashville LLC	Delaware
116.	HHR Newport Beach LLC	Delaware
117.	HHR Powell Street, L.P.	Delaware
118.	HHR Powell GP LLC	Delaware
119.	HHR Rio Holdings LLC	Delaware
120.	HHR Rocky Hill L.P.	Delaware
121.	HHR SB Condo LLC	Delaware
122.	HHR SB Holdings LLC	Delaware
123.	HHR Singer Island GP LLC	Delaware
124.	HHR Singer Island Limited Partnership	Delaware
125.	HHR St. Pete Beach LLC	Delaware
126.	HHR Union Square Ventures LLC	Delaware
127.	HHR Waikiki Holdings LLC	Delaware
128.	HHR WRN GP LLC	Delaware
129.	HHR WRN Limited Partnership	Delaware
130.	HMC Airport, Inc.	Delaware
131.	HMC Amelia II LLC	Delaware
132.	HMC AP Canada Company	Nova Scotia
133.	HMC AP GP LLC	Delaware
134.	HMC AP LP	Delaware
135.	HMC Burlingame Hotel LP	California
136.	HMC Burlingame LLC	Delaware
137.	HMC Cambridge LP	Delaware

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

138.	HMC Capital Resources LP	Delaware
139.	HMC Charlotte (Calgary) Company	Nova Scotia
140.	HMC Charlotte GP LLC	Delaware
141.	HMC Charlotte LP	Delaware
142.	HMC Chicago Lakefront LLC	Delaware
143.	HMC Chicago LLC	Delaware
144.	HMC Copley LP	Delaware
145.	HMC East Side LLC	Delaware
146.	HMC Gateway LP	Delaware
147.	HMC Grand LP	Delaware
148.	HMC Headhouse Funding LLC	Delaware
149.	HMC Hotel Development LP	Delaware
150.	HMC Hotel Properties II Limited Partnership	Delaware
151.	HMC Hotel Properties Limited Partnership	Delaware
152.	HMC HT LP	Delaware
153.	HMC JWDC GP LLC	Delaware
154.	HMC Kea Lani LP	Delaware
155.	HMC Lenox LP	Delaware
156.	HMC Maui LP	Delaware
157.	HMC McDowell LP	Delaware
158.	HMC MHP II, Inc.	Delaware
159.	HMC Mexpark LLC	Delaware
160.	HMC MHP II LLC	Delaware
161.	HMC NGL LP	Delaware
162.	HMC O'Hare Suites Ground LP	Delaware
163.	HMC OLS I LLC	Delaware
164.	HMC OLS I L.P.	Delaware
165.	HMC OLS II L.P.	Delaware
166.	HMC OP BN LP	Delaware
167.	HMC Polanco LLC	Delaware
168.	HMC Potomac LLC	Delaware
169.	HMC Properties I LLC	Delaware
170.	HMC Property Leasing LLC	Delaware
171.	HMC Reston LP	Delaware
172.	HMC Retirement Properties, L.P.	Delaware
173.	HMC Seattle LLC	Delaware
174.	HMC Suites Limited Partnership	Delaware
175.	HMC Suites LLC	Delaware
176.	HMC Times Square Hotel, L.P.	New York
177.	HMC Times Square Partner LLC	Delaware
178.	HMC Toronto Air Company	Nova Scotia
179.	HMC Toronto Airport GP LLC	Delaware
180.	HMC Toronto Airport LP	Delaware
181.	HMC Toronto EC Company	Nova Scotia
182.	HMC Toronto EC GP LLC	Delaware
183.	HMC Toronto EC LP	Delaware
184.	HMH Marina LLC	Delaware

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

185.	HMH Pentagon LP	Delaware
186.	HMH Restaurants LP	Delaware
187.	HMH Rivers, L.P.	Delaware
188.	HMH Rivers LLC	Delaware
189.	HMH WTC LLC	Delaware
190.	HMT Lessee Sub (SDM Hotel) LLC	Delaware
191.	HMT Lessee Sub I LLC	Delaware
192.	HMT Lessee Sub II LLC	Delaware
193.	HMT Lessee Sub III LLC	Delaware
194.	HMT Lessee Sub IV LLC	Delaware
195.	Host Atlanta Perimeter Ground GP LLC	Delaware
196.	Host Atlanta Perimeter Ground LP	Delaware
197.	Host Biscayne Bay Land LLC	Delaware
198.	Host California Corporation	Delaware
199.	Host Cambridge GP LLC	Delaware
200.	Host Camelback I LLC	Delaware
201.	Host Camelback II LLC	Delaware
202.	Host Camelback LLC	Delaware
203.	Host Capitol Hill LLC	Delaware
204.	Host Cincinnati Hotel LLC	Delaware
205.	Host Cincinnati II LLC	Delaware
206.	Host City Center GP LLC	Delaware
207.	Host CLP LLC	Delaware
208.	Host Copley GP LLC	Delaware
209.	Host Dallas Quorum Ground GP LLC	Delaware
210.	Host Dallas Quorum Ground LP	Delaware
211.	Host Denver Hotel Company	Delaware
212.	Host Denver LLC	Delaware
213.	Host East 86th Street Land LLC	Delaware
214.	Host Financing LLC	Delaware
215.	Host Fourth Avenue LLC	Delaware
216.	Host GH Atlanta GP LLC	Delaware
217.	Host Grand GP LLC	Delaware
218.	Host Harbor Island Corporation	Delaware
219.	Host Holding Business Trust	Maryland
220.	Host Hotels & Resorts, L.P.	Delaware
221.	Host Hotels Limited	United Kingdom
222.	Host Houston Airport GP LLC	Delaware
223.	Host Houston Briar Oaks, L.P.	Delaware
224.	Host Indianapolis Hotel Member LLC	Delaware
225.	Host Indianapolis LP	Delaware
226.	Host Kea Lani GP LLC	Delaware
227.	Host Kierland GP LLC	Delaware
228.	Host Kierland Developer LLC	Delaware
229.	Host Kierland LP	Delaware
230.	Host Lenox Land GP LLC	Delaware
231.	Host Los Angeles GP LLC	Delaware

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

232.	Host Los Angeles LP	Delaware
233.	Host Maui GP LLC	Delaware
234.	Host Maui Developer LLC	Delaware
235.	Host Maui Vacation Ownership LLC	Delaware
236.	Host McDowell GP LLC	Delaware
237.	Host Melbourne LLC	Delaware
238.	Host Minneapolis City Center Ground LLC	Delaware
239.	Host Mission Hills Hotel LP	Delaware
240.	Host Mission Hills II LLC	Delaware
241.	Host Moscone GP LLC	Delaware
242.	Host NY Downtown GP LLC	Delaware
243.	Host O’Hare Suites Ground GP LLC	Delaware
244.	Host of Boston, Ltd.	Massachusetts
245.	Host of Houston 1979 LP	Delaware
246.	Host of Houston, L.P.	Delaware
247.	Host OP BN GP LLC	Delaware
248.	Host Pentagon GP LLC	Delaware
249.	Host Realty Hotel LLC	Delaware
250.	Host Realty LLC	Delaware
251.	Host Realty Partnership, L.P.	Delaware
252.	Host Restaurants GP LLC	Delaware
253.	Host Reston GP LLC	Delaware
254.	Host San Diego Hotel LLC	Delaware
255.	Host San Diego LLC	Delaware
256.	Host Santa Clara GP LLC	Delaware
257.	Host SH Boston Corporation	Delaware
258.	Host South Coast GP LLC	Delaware
259.	Host Swiss GP LLC	Delaware
260.	Host Tampa GP LLC	Delaware
261.	Host Times Square GP LLC	Delaware
262.	Host Times Square LP	Delaware
263.	Host Waltham Hotel LP	Delaware
264.	Host Waltham II LLC	Delaware
265.	Houston Airport Hotel Owner Limited Partnership	Delaware
266.	HST ACTRS LLC	Delaware
267.	HST AH Maui LLC	Delaware
268.	HST Asia/Australia Asset Manager LLC	Delaware
269.	HST Asia/Australia LLC	Delaware
270.	HST Downtown Miami LLC	Delaware
271.	HST Electric Vans LLC	Delaware`
272.	HST GP LAX LLC	Delaware
273.	HST GH San Francisco LLC	Delaware
274.	HST GP Mission Hills LLC	Delaware
275.	HST GP San Diego LLC	Delaware
276.	HST GP South Coast LLC	Delaware
277.	HST GP SR Houston LLC	Delaware
278.	HST Grand Central LLC	Delaware

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

279.	HST Hollywood LLC	Delaware
280.	HST Houston AP LLC	Delaware
281.	HST HRCP LLC	Delaware
282.	HST I LLC	Delaware
283.	HST II LLC	Delaware
284.	HST III LLC	Delaware
285.	HST Kierland LLC	Delaware
286.	HST Lessee Boston LLC	Delaware
287.	HST Lessee Cincinnati LLC	Delaware
288.	HST Lessee CMBS LLC	Delaware
289.	HST Lessee Denver LLC	Delaware
290.	HST Lessee Indianapolis LLC	Delaware
291.	HST Lessee LAX LP	Delaware
292.	HST Lessee Mission Hills LP	Delaware
293.	HST Lessee San Diego LP	Delaware
294.	HST Lessee SNYT LLC	Delaware
295.	HST Lessee South Coast LP	Delaware
296.	HST Lessee SR Houston LP	Delaware
297.	HST Lessee Waltham LLC	Delaware
298.	HST Lessee West Seattle LLC	Delaware
299.	HST Lessee WSeattle LLC	Delaware
300.	HST LT LLC	Delaware
301.	HST RHP LLC	Delaware
302.	HST Powell LLC	Delaware
303.	HST San Diego HH Lessee GP LLC	Delaware
304.	HST San Diego HH LP	Delaware
305.	HST WRN LLC	Delaware
306.	HST Sub-Owner LLC	Delaware
307.	JWDC Limited Partnership	Delaware
308.	JWDC LP Holdings Limited Partnership	Delaware
309.	Lauderdale Beach Association	Florida
310.	Manchester Grand Resorts, Inc.	California
311.	Manchester Grand Resorts, L.P.	California
312.	Marriott Mexico City Partnership, G.P.	Delaware
313.	MFI Liquidating Agent LLC	Delaware
314.	Mutual Benefit Chicago Suite Hotel Partners, L.P.	Delaware
315.	Pacific Gateway, Ltd.	California
316.	Philadelphia Airport Hotel Limited Partnership	Pennsylvania
317.	Philadelphia Airport Hotel LLC	Delaware
318.	PM Financial LLC	Delaware
319.	PM Financial LP	Delaware
320.	Phoenician Operating LLC	Delaware
321.	Phoenician Residential I LLC	Delaware
322.	Phoenician Residential II LLC	Delaware
323.	Phoenician Residential III LLC	Delaware
324.	Phoenician Residential IV LLC	Delaware
325.	Polserv S.A. de C.V.	Mexico

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

326.	Potomac Hotel Limited Partnership	Delaware
327.	RHP Foreign Lessee LLC	Delaware
328.	Rockledge HMC BN LLC	Delaware
329.	Rockledge HMT LLC	Delaware
330.	Rockledge Hotel LLC	Delaware
331.	Rockledge Hotel Properties, Inc.	Delaware
332.	Rockledge Minnesota LLC	Delaware
333.	Rockledge NY Times Square LLC	Delaware
334.	Rockledge Potomac LLC	Delaware
335.	Rockledge Riverwalk LLC	Delaware
336.	Rockledge Square 254 LLC	Delaware
337.	S.D. Hotels LLC	Delaware
338.	Santa Clara Host Hotel Limited Partnership	Delaware
339.	SB Hotel Owner GP, L.L.C.	Delaware
340.	SB Hotel Owner, L.P.	Delaware
341.	Seattle Host Hotel Company LLC	Delaware
342.	SNYT LLC	Delaware
343.	South Coast Host Hotel LP	Delaware
344.	The Phoenician Resort Property Owners Association	Arizona
345.	Tiburon Golf Ventures Limited Partnership	Delaware
346.	Timeport, L.P.	Georgia
347.	Times Square GP LLC	Delaware
348.	Timewell Group, L.P.	Georgia
349.	W&S Realty Corporation of Delaware	Delaware
350.	YBG Associates LP	Delaware